UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2017 (May 18, 2017)

LUMINEX CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-30109	74-2747608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12212 TECHNOLOGY BLVD., AUSTIN, TEXAS	78727
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 219-8020

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Luminex Corporation (the "Company") previously approved, subject to stockholder approval, the Amended and Restated Luminex Corporation Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”).  According to the results from the Company’s 2017 Annual Meeting of Stockholders (the "Annual Meeting") held on May 18, 2017, the Company’s stockholders approved the Employee Stock Purchase Plan.  A detailed summary of the material terms of the Employee Stock Purchase Plan appears on pages 13 - 17 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission (the “SEC”) on April 3, 2017 (the “Proxy Statement”).  The foregoing description of the Employee Stock Purchase Plan is qualified in its entirety by reference to the full text of the Employee Stock Purchase Plan, which is filed as Annex A to the Proxy Statement and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, which was held at the Company's office in Austin, Texas, a total of 40,670,466 shares of the Company's common stock, out of a total of 43,938,065 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies. The following proposals were voted on at the Annual Meeting:

Proposal 1: Election of Class II Directors

The stockholders approved the Company’s proposal for the election of two persons nominated by the Board of Directors for three-year terms as Class II directors, as set forth below:

	Number of Shares
	Voted For	Withheld	Abstained	Broker Non-Votes
Stephen L, Eck, M.D., Ph.D.	32,869,713	64,454	1,052,370	6,683,929
Jim D. Kever	33,626,302	69,775	290,460	6,683,929

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation

The stockholders cast an advisory vote regarding the compensation of the Company's named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosures in the Company's Proxy Statement for the Annual Meeting, as set forth below:

Number of Shares
Voted For	Voted Against	Abstained	Broker Non-Votes
33,453,989	514,203	18,345	6,683,929

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation

The stockholders cast an advisory vote regarding the frequency of the advisory votes on the compensation of the Company's named executive officers (once every year, every two years or every three years), as set forth below:

Number of Shares
One Year	Two Years	Three Years	Abstain	Broker Non-Votes
27,772,209	157,294	6,030,802	26,232	6,683,929

In light of these voting results and other factors considered by the Board, the Board has determined that the Company will include a stockholder vote on the compensation of the Company's named executive officers in its proxy materials every year until the next required vote on the frequency of stockholder votes on the compensation of the Company's named executive officers or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company's stockholders.

Proposal 4: Approval of the Amended and Restated Luminex Corporation Employee Stock Purchase Plan

The stockholders approved the Amended and Restated Luminex Corporation Employee Stock Purchase Plan, as set forth below:

Number of Shares
Voted For	Voted Against	Abstained	Broker Non-Votes
33,793,743	175,323	17,471	6,683,929

Proposal 5: Ratification of Independent Auditor

The stockholders approved the ratification of the appointment by the Company's Audit Committee of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2017, as set forth below:

Number of Shares
Voted For	Voted Against	Abstained	Broker Non-Votes
40,526,159	130,234	14,073	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Luminex Corporation Employee Stock Purchase Plan (Previously filed as Annex A to the Company’s Proxy Statement for its Annual Meeting of Stockholders on May 18, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2017	LUMINEX CORPORATION

	By:	/s/ Harriss T. Currie
		Name:	Harriss T. Currie
		Title:	Chief Financial Officer, Senior Vice President of Finance

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Luminex Corporation Employee Stock Purchase Plan (Previously filed as Annex A to the Company’s Proxy Statement for its Annual Meeting of Stockholders on May 18, 2017).